Prospectus Supplement

                              Dated July 27, 2005*

                 AXP Discovery Fund (Sept. 29, 2004) S-6457-99 Z

The Fund's Board of Directors has approved in principle the merger of the Fund into AXP Partners Small Cap Core Fund, a fund that seeks to provide shareholders with long-term growth of capital.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2005, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2006.

For more information about AXP Partners Small Cap Core Fund, please call (800) 862-7919 for a prospectus.

S-6457-2 A (7/05)

* Valid until next prospectus update.